UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2013
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On March 20, 2013, the Boards of Directors of IDACORP, Inc. ("IDACORP") and Idaho Power Company ("Idaho Power") appointed Dennis L. Johnson as a director, effective immediately, to serve until the 2013 Annual Meeting of Shareholders scheduled to be held on May 16, 2013. Mr. Johnson will be subject to annual election thereafter. Mr. Johnson was not appointed to any committees of the Boards of Directors in connection with his appointment as a director.

Mr. Johnson, 58, has been the President and Chief Executive Officer of United Heritage Mutual Holding Company since 2001, and of United Heritage Financial Group and United Heritage Life Insurance Company since 1999.

In connection with his appointment to the Boards of Directors, on April 1, 2013 Mr. Johnson will receive a prorated stock payment of $50,000 in value of IDACORP common stock in accordance with the terms of the IDACORP, Inc. Non-Employee Director Stock Compensation Plan, as amended ("Director Stock Plan"). A copy of the Director Stock Plan has been previously filed with the Securities and Exchange Commission (File No. 1-14456, 1-3198) as Exhibit 10.26 to the Form 10-K for the year ended December 31, 2011, filed on February 22, 2012. Other elements of his compensation as a member of the Boards of Directors will be consistent with the compensation received by other non-employee members of the Boards of Directors, as disclosed in IDACORP's Schedule 14A definitive proxy statement, prorated for a partial year of service in 2013.

In connection with his appointment to the Boards of Directors, Mr. Johnson and IDACORP executed a director indemnification agreement that provides, among other things, that IDACORP will indemnify and hold Mr. Johnson harmless for losses and expenses resulting from claims arising out of, or related to, the fact that he is or was a director of IDACORP or its subsidiaries. The form of indemnification agreement has been previously filed with the Securities and Exchange Commission (File No. 1-14465, 1-3198) as Exhibit 10(h)(xx) to the Form 10-Q for the quarter ended September 30, 2006, filed on November 2, 2006.

Pending Retirement of Director Due to Mandatory Retirement Policy

Gary G. Michael will retire from the Boards of Directors of IDACORP and Idaho Power effective immediately prior to the 2013 Annual Meeting of Shareholders, in accordance with the mandatory retirement policy of IDACORP and Idaho Power, as set forth in the companies' bylaws and corporate governance guidelines. Mr. Michael has served on the Boards of Directors since 1999 and is the Chairman of the companies' Boards of Directors and of the corporate governance and nominating committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  March 20, 2013
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Financial Officer